Incline Capital Long/Short Fund (the "Fund")

a series of Northern Lights Fund Trust (the "Trust")

Supplement dated September 9, 2009

to the

Prospectus

and

Statement of Additional Information,

each dated March 12, 2009

Incline Capital, LLC (the "Adviser") is the investment adviser to the Fund.  In August 2009, a significant portion of the membership interests in the Adviser were transferred to a new owner.  Under the Investment Company Act of 1940, as amended, the transfer of the membership interests caused the automatic termination of the Investment Advisory Agreement between the Fund and Adviser.  However, the Adviser continues to provide investment advisory services to the Fund pursuant to an Interim Investment Advisory Agreement approved by the Board of Trustees of the Trust on August 5, 2009.

The material terms of the Interim Investment Advisory Agreement are identical to those of the Investment Advisory Agreement that existed between the Trust and Adviser prior to the automatic termination, except that the maximum duration of the Interim Investment Advisory Agreement is 150 days.  During the effective period of the Interim Investment Advisory Agreement, the Trust intends to solicit shareholder approval of a new investment advisory agreement with the Adviser.  Additional information regarding the proposed new investment advisory agreement will be included in a proxy statement that will be mailed to all shareholders at a future date.  All references to the Investment Advisory Agreement in the Prospectus and Statement of Additional Information are replaced by the Interim Investment Advisory Agreement.

This Supplement and the existing Prospectus and Statement of Additional Information, each dated March 12, 2009, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information each dated March 12, 2009 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-866-994-5729.

Please Retain This Supplement for Your Future Reference.